As filed with the Securities and Exchange

Commission on April 9, 2001

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /x/ Filed by a party other than the Registrant /  /

Check the appropriate box:
/ /	Preliminary Proxy Statement
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-12
/ /	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))

MERRILL LYNCH BALANCED CAPITAL FUND, INC.
MERRILL LYNCH READY ASSETS TRUST
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
MERRILL LYNCH U.S. TREASURY MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials:

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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2

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

MERRILL LYNCH READY ASSETS TRUST
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
MERRILL LYNCH U.S. TREASURY MONEY FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2001

TO THE SHAREHOLDERS OF

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

MERRILL LYNCH READY ASSETS TRUST
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
MERRILL LYNCH U.S. TREASURY MONEY FUND

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of each of the above-listed investment companies (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on May 14, 2001 at the time specified in Exhibit A to this Combined Proxy Statement for the following purposes:

(1) To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

(2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year;

(3) To consider and act upon a proposal to amend each Fund’s charter to permit the members of the Board of Directors (“Board Members”) to reorganize the Fund into a “master/ feeder” structure;

(4) For Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund: To consider and act upon a proposal to change the investment restrictions of such Funds;

(5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors of each Fund has fixed the close of business on March 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the shareholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 30, 2001, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting of any Fund in which you own shares.

Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

      If you have any questions regarding the enclosed proxy material or need assistance in voting shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-888-610-6606.

By Order of the Boards of Directors

THOMAS D. JONES, III
Secretary of Merrill Lynch Balanced Capital
Fund, Inc.

PHILLIP S. GILLESPIE
Secretary of Merrill Lynch Ready Assets Trust,
Merrill Lynch U.S.A. Government Reserves and
Merrill Lynch U.S. Treasury Money Fund

Plainsboro, New Jersey

Dated: April 10, 2001

COMBINED PROXY STATEMENT

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

MERRILL LYNCH READY ASSETS TRUST
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
MERRILL LYNCH U.S. TREASURY MONEY FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 ANNUAL MEETINGS OF SHAREHOLDERS

May 14, 2001

TABLE OF CONTENTS

		Page

Introduction		1

Item 1:	Election of Board Members	2

Item 2:	Ratification of Selection of Independent Auditors	4

Item 3:	Approval or Disapproval of Charter Amendment to Permit Reorganization Into a Master/ Feeder Structure	5

Item 4:	To Approve Certain Changes to the Investment Restrictions of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund	7

Additional Information		14

Exhibit A — Information About the Funds		A-1

Exhibit B — Proposed Charter Amendments		B-1

Exhibit C — Chart of Proposed Changes to Investment Restrictions of Merrill Lynch Ready Assets Trust		C-1

Exhibit D — Chart of Proposed Changes to Investment Restrictions of Merrill Lynch U.S.A. Government Reserves		D-1

Exhibit E — Chart of Proposed Changes to Investment Restrictions of Merrill Lynch U.S. Treasury Money Fund		E-1

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each of the above-listed Funds (each a “Fund” and, collectively, the “Funds”) to be voted at the 2001 Annual Meeting of Shareholders of each Fund (each a “Meeting” and collectively, the “Meetings”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on May 14, 2001 at the times specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is April 12, 2001.

      Merrill Lynch Balanced Capital Fund, Inc. (“Balanced Capital”) is organized as a Maryland corporation, and Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund (each a “Money Fund” and collectively the “Money Funds”) are organized as Massachusetts business trusts. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of Balanced Capital and shares of beneficial interest of the Money Funds are referred to as “shares,” holders of shares are referred to as “shareholders,” the Board of Directors or Trustees of each of the Funds is referred to as the “Board,” the directors or trustees of each Fund are referred to as “Board Members,” the investment adviser or manager of each Fund is referred to as the “Investment Adviser,” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

      All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1)	“FOR” the election of the Board Member nominees of each Fund;

2)	“FOR” the ratification of the selection of independent auditors to serve for each Fund’s current fiscal year;

3)	“FOR” the approval of a charter amendment permitting the Board of each Fund to reorganize the Fund into a master/feeder structure;

      With respect to proxies submitted by the shareholders of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund:

4)	“FOR” the proposed changes to the investment restrictions of such Funds.

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

      The Board of each Fund has fixed the close of business on March 15, 2001 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. With respect to Item 4, only shareholders of the Money Funds will vote on the Item. As of the Record Date, each Fund had outstanding the number of shares indicated in Exhibit A. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares at such date.

      The Board Members of the applicable Fund know of no business other than that mentioned in Items 1, 2, 3 and 4 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

      The shareholders of all the Funds are solicited and entitled to vote on Items 1, 2 and 3. The shareholders of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund are solicited and entitled to vote on Item 4.

ITEM 1:  ELECTION OF BOARD MEMBERS

      At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

      It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) “FOR” the nominees listed below. The nominees to be elected by each Fund and certain biographical and other information relating to the nominees appears below.

		Principal Occupations
		During Past Five Years
Name and Address of Nominee	Age	and Public Directorships

M. Colyer Crum(l)(2)	68	Currently James R. Williston Professor of
104 Westcliff Road Weston, Massachusetts 02493-1410		Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.

Laurie Simon Hodrick(l)(2)	38	Professor of Finance and Economics, Graduate
809 Uris Hall 3022 Broadway New York, New York 10027		School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

Terry K. Glenn(l)*	60	Executive Vice President of Merrill Lynch
P.O. Box 9011 Princeton, New Jersey 08543-9011		Investment Managers, L.P., (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Director of Financial Data Services, Inc. since 1985; President of Princeton Administrators, L.P. since 1988.

		Principal Occupations
		During Past Five Years
Name and Address of Nominee	Age	and Public Directorships

Stephen B. Swensrud(l)(2)	67	Chairman of Fernwood Advisors (investment
24 Federal Street Suite 400 Boston, Massachusetts 02110		adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

J. Thomas Touchton(l)(2)	62	Managing Partner of The Witt-Touchton Company
The Witt-Touchton Company Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, Florida 33602		and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

Fred G. Weiss(l)(2)	59	Managing Director of FGW Associates since 1997;
16450 Maddalena Place Delray Beach, Florida 33446		Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of the Michael J. Fox Foundation for Parkinson’s Research.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation of Board Members” in Exhibit A hereto.

(2)	Member of the Audit and Nominating Committee of each Fund on which he or she currently serves as a Board Member and/or will serve on the Audit and Nominating Committee of each Fund to which he or she is elected as a Board Member. Please see Exhibit A hereto.

*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.

     The Board of each Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

      Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act. Currently, Messrs. Crum, Touchton and Weiss and Ms. Hodrick are members of the Committee. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

      During each Fund’s most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A to this Combined Proxy Statement for further information about Committee and Board meetings.

      Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds or has held with the Investment Adviser and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML&Co.”). Mr. Glenn is the President of each Fund.

      Compensation of Board Members. The Investment Adviser of each Fund pays all compensation to all officers of that Fund and all Board Members of that Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board Member not affiliated with the Investment Adviser (each a “non-affiliated Board Member”) an annual fee plus a fee for each Board meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Board Members, an annual fee, together with such Board Member’s out-of-pocket expenses relating to attendance at each Board and Committee meeting. The Funds also pay the members of their Committee a fee for each Committee meeting attended. The Chairman of the Committee of each Fund receives an additional annual or per meeting fee. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund’s most recently completed fiscal year is set forth in Exhibit A hereto.

      Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Information relating to the number of shares of each Fund owned by the Board Members and officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of ML & Co.

      Each Board recommends that the shareholders of its respective Fund vote FOR the election of the Board Member nominees.

ITEM 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected Deloitte & Touche LLP (“D&T”) as independent auditors to examine the financial statements of the Fund for the Fund’s current fiscal year. None of the Funds know of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund’s auditors.

      D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLIM and FAM, and for most other investment companies for which MLIM and FAM act as investment adviser. The Board of each Fund for which D&T serves as auditor considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by them from any applicable Fund.

      Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

Independent Auditors’ Fees

      The following table sets forth the aggregate fees paid to D&T for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its Investment Adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

	Audit Fees
	Charged	Financial Information
	to the	Systems Design and	All
Fund	Fund	Implementation Fees	Other Fees*	Fiscal Year End

Merrill Lynch Balanced Capital Fund, Inc.	$47,200	—	$3,771,400	March 31, 2000

Merrill Lynch Ready Assets Trust	$42,300	—	$3,753,300	December 31, 2000

Merrill Lynch U.S.A. Government Reserves	$28,700	—	$3,753,900	August 31, 2000

Merrill Lynch U.S. Treasury Money Fund	$26,800	—	$3,753,900	November 30, 2000

*	$3,746,800 of these other non-audit services relate to all funds managed by FAM and MLIM.

      Each Board recommends that shareholders vote FOR the ratification of the selection of D&T as the independent auditors for the respective Fund.

ITEM 3:  APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT REORGANIZATION INTO A MASTER/ FEEDER STRUCTURE

      The Board proposes to amend the charter of each Fund, to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a “master/ feeder” structure. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Fund into a “master/ feeder” structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the applicable Funds are attached to this Combined Proxy Statement as Exhibit B.

      Generally, the transfer of all or substantially all of the assets of a Maryland corporation requires the approval of shareholders. Maryland law permits the transfer of all or substantially all of the assets of a corporation to a wholly-owned subsidiary without the approval of the corporation’s shareholders. In certain circumstances, however, the Investment Adviser may propose a master/ feeder structure for Funds organized as Maryland corporations where the master fund would not be a wholly-owned subsidiary of such Fund immediately after the transfer of the Fund’s assets to the master fund. Therefore, Merrill Lynch Balanced Capital Fund, Inc., a Fund organized as Maryland corporation, is seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests even if such master fund is not a wholly-owned subsidiary of such Fund and would clarify the manner in which such Fund will operate in a master/ feeder structure.

      The charters governing the Money Funds, each a Massachusetts business trust, require shareholder approval before a Money Fund transfers its assets to a master fund in order to convert to a master/ feeder arrangement. Accordingly, each Money Fund is seeking shareholder approval of a charter amendment that would permit the Board to cause such a transfer of assets to a master fund in exchange for shares or other beneficial interests without additional shareholder approval and would clarify the manner in which the Money Fund will operate in a master/ feeder structure.

      In a master/ feeder structure, a fund (a “Feeder Fund”) sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, it invests all of those assets in another fund (the “Master Fund”) with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund’s portfolio net of fees and expenses of the Feeder Fund. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/ feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/ feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 3 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund at such time as they deem appropriate by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for interests in such Master Fund.

      The Investment Adviser believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because the Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular

Fund exercises its discretionary authority to convert the Fund to a master/ feeder structure would depend upon the existence of appropriate opportunities to pool the Fund’s assets with those of other Feeder Funds. As discussed above, the primary motivation for considering a master/ feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board’s decision to convert a Fund would be based upon the Board’s determination that it would be in the best interests of both the Fund and its shareholders.

      Because investment advisory services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administration in a master/ feeder structure. If a Fund converts to a master/ feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

      Shareholders of the Funds are not entitled to appraisal rights in connection with the master/feeder charter amendments.

      The Board of each Fund recommends that the respective shareholders of each such Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/ feeder structure.

ITEM 4:  TO APPROVE CERTAIN CHANGES TO THE INVESTMENT RESTRICTIONS OF MERRILL LYNCH READY ASSETS TRUST, MERRILL LYNCH U.S.A. GOVERNMENT RESERVES AND MERRILL LYNCH U.S. TREASURY MONEY FUND

      Only Shareholders of the applicable Fund may vote with respect to Item 4.

Introduction

      The Money Funds have adopted investment restrictions that govern generally the operations of each Fund. Management of the Money Funds believes it appropriate to modify or delete certain investment restrictions (which are fundamental policies) and change certain fundamental policies to non-fundamental policies. The Investment Company Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to (a) the classification and subclassification under the Investment Company Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When the Money Funds were formed, their Boards designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or

business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive. There also are certain differences in these restrictions as among the Funds.

      Accordingly, the Board of each Money Fund has authorized a revision of the Fund’s investments restrictions in order to: (i) modernize the Fund’s policies that are required to be fundamental and make them consistent with each other and those of other investment companies advised by MLIM, the Money Funds’ investment advisers, and (ii) delete or reclassify as non-fundamental any policies that are not required to be fundamental under the Investment Company Act. Non-fundamental policies can be changed by vote of a majority of the Money Funds’ Board members at any time without shareholder approval, subject to compliance with applicable Securities and Exchange Commission (“SEC”) disclosure requirements. A chart listing the current investment restrictions of each Fund and the corresponding proposed changes is set forth in Exhibits C, D and E.

      The proposed investment restrictions are designed to provide each Fund with as much investment flexibility as possible under the Investment Company Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of “to the extent permitted by applicable law.” Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Money Funds to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

      The following chart sets forth the investment restrictions and the shareholders solicited and entitled to vote on each such investment restriction.

	Merrill Lynch Ready	Merrill Lynch U.S.A.	Merrill Lynch U.S.
Investment Restriction	Assets Trust	Government Reserves	Treasury Money Fund

1. Real Estate	Yes	Yes	Yes

2. Underwriting Securities	Yes	Yes	Yes

3. Borrowing	Yes	Yes	Yes

4. Commodities	Yes	Yes	Yes

5. Lending	Yes	Yes	Yes

6. Diversification	Yes	Yes	Yes

7. Industry Concentration	Yes	Yes	Yes

8. Senior Securities	Yes	Yes	Yes

9. Short Sales	Yes	Yes	Yes

10. Margin	Yes	Yes	Yes

11. Puts and Calls	Yes	Yes	Yes

12. Securities Lending	Yes	Yes	Yes

13. Securities other than those described in Prospectus under “Investment Objective and Policies”	Yes	Yes	Yes

	Merrill Lynch Ready	Merrill Lynch U.S.A.	Merrill Lynch U.S.
Investment Restriction	Assets Trust	Government Reserves	Treasury Money Fund

14. Transfer of Assets as Security for Indebtedness	Yes	Yes	Yes

15. Repurchase Agreements	Yes	Yes	No

16. Exercising Management or Control	Yes	No	No

17. Securities of Other Investment Companies	Yes	No	No

18. Illiquid or Restricted Securities	Yes	No	No

19. Reverse Repurchase Agreements	Yes	No	No

Changes in Investment Restrictions

      Proposed Fundamental Policies. Set forth below is each proposed fundamental policy of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for such Fund.

      Each of these Funds may not:

      1.  Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect.

      2.  Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect.

      3.  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

      Commentary: The proposed restriction with respect to borrowing money would permit a Fund to borrow money from banks in an amount up to 33 1/3% of the Fund’s total assets, and would permit the Fund to borrow up to an additional 5% of its total assets for temporary purposes. The current restrictions in effect permit each Fund to borrow money from banks in an amount up to 20% of the Fund’s total assets and to pledge its assets to secure borrowings up to 10% of the Fund’s net assets (up to 25% in the case of Merrill Lynch Ready Assets Trust). Except for Merrill Lynch U.S.A. Government Reserves, the current restrictions also prohibit the Funds from purchasing securities while borrowings are outstanding. Borrowings constitute leverage, which involves risk. Leveraging will magnify declines as well as increases in the value of a Fund’s assets and in the yield on the Fund’s holdings.

      With regard to purchases on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Fund may obtain short term credit as necessary for the clearance of transactions.

      4.  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities, except that with respect to Merrill Lynch Ready Assets Trust, it deletes the specific restriction on investing in oil, gas or other mineral exploration or development programs. These prohibited investments are included in the proposed restriction’s general prohibition on investing in commodities or contracts on commodities. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

      5.  Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines adopted by the Board of Trustees, as they may be amended from time to time.

      Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and, in the case of Merrill Lynch Ready Assets Trust, lending portfolio securities. Applicable law generally permits the lending of a fund’s portfolio securities in an amount up to 33 1/3% of the fund’s total assets less all liabilities and indebtedness not represented by the lending; provided that such loans are made in accordance with prescribed guidelines adopted by the Board of Trustees, with appropriate disclosure in each fund’s Statement of Additional Information. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

      6.  Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

      Commentary: The proposed restriction clarifies, as applicable, any restrictions now in effect with respect to the classification of each Fund as a diversified investment company. Under the Investment Company Act, a diversified investment company, with respect to 75% of its total assets, may not invest more than 5% of its assets in the securities of any single issuer or in more than 10% of such issuer’s voting securities. The restriction is not applicable to U.S. government securities and has different requirements for certain other investments, such as guarantees and repurchase agreements. There currently is no restriction for Merrill Lynch U.S. Treasury Money Fund because it invests only in U.S. Treasury securities. The current restriction in effect prohibits Merrill Lynch Ready Assets Trust, with respect to 100% of its total assets, from investing more than 5% of its assets in the securities of any single issuer or acquiring more than 10% of the outstanding securities of an issuer. The current restriction in effect prohibits Merrill Lynch U.S.A. Government Reserves, with respect to 100% of its total assets, from investing more than 5% of its assets in repurchase agreements and purchase and sale contracts with any one bank or primary dealer, except that, with respect to 25% of the Fund’s total assets, the Fund may invest up to 10% of its total assets in repurchase agreements and purchase and sale contracts with any one bank. Notwithstanding the proposed restrictions, the Fund, in accordance with the rules adopted under the Investment Company Act with respect to money market funds, will continue to be managed so as to be diversified, as applicable, with respect to 100% of their assets. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

      7.  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

      Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

      8.  Issue senior securities to the extent such issuance would violate applicable law.

      Commentary: The proposed restriction is identical to the current restriction in effect.

      If approved by the shareholders of a Money Fund, the above-listed restrictions will replace the fundamental investment restrictions for that Fund and, accordingly, will become the only fundamental investment restrictions under which that Fund will operate.

      Proposed and Redesignated Non-Fundamental Investment Restrictions. The Boards of the Money Funds have adopted the following non-fundamental investment restrictions for each Fund, subject to the approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions for which shareholders are being asked to approve redesignation.

      Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Series Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Prospectus.

      Under the proposed non-fundamental investment restrictions, each Fund may not:

      9.  Make short sales of securities or maintain a short position.

      Commentary: This non-fundamental policy is identical to the corresponding fundamental restriction currently applicable to each Fund. Current applicable law does not require a fund to state its policy on short sales as a fundamental policy.

      10.  Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      Commentary: This non-fundamental policy is substantially similar to the corresponding fundamental restriction currently applicable to each Fund. Current applicable law does not require a fund to state its policy on purchasing securities on margin as a fundamental policy.

      11.  Write, purchase or sell puts, calls or combinations thereof.

      Commentary: This non-fundamental restriction is substantially similar to the corresponding fundamental restriction currently applicable to each Fund, except that it deletes the specific restriction on investing in straddles and spreads. These prohibited investments are combinations of puts and calls and, thus, are prohibited by the proposed restriction. Current applicable law does not require a fund to state its policy on puts, calls or combinations thereof as a fundamental policy.

      12.  Subject to fundamental investment restriction 5 above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

      Commentary: This non-fundamental restriction with respect to securities lending would, in accordance with applicable law, permit the lending of a Fund’s portfolio securities in an amount up to 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by the lending; provided that such loans are made in accordance with prescribed guidelines adopted by the Board of Trustees, with appropriate disclosure in each Fund’s Statement of Additional Information. The proposed restriction is not expected to have any material effect on the portfolio management of the Funds.

      Proposed Deletion of Certain Investment Restrictions. The Board of each Fund has approved the deletion of certain of the Money Funds’ current investment restrictions (see Exhibits C, D and E for the full text of these restrictions). These investment restrictions are not required to be fundamental investment restrictions of the Money Funds and, in most cases, are not applicable to a money market fund such as the Money Funds. As discussed below, the deletion of these investment restrictions is not expected to have a material effect on the portfolio management of the Money Funds.

  Applicable to all of the Funds

      13.  Purchase any securities other than securities referred to under the prospectus captions “How the Fund Invests” or “Investment Objective and Policies” herein.

      Commentary: This limitation is not required to be included among the Fund’s fundamental investment restrictions and, further, is superfluous because it does no more than prohibit a Fund from investing in prohibited investments. The deletion of this fundamental investment restriction is not expected to have a material effect on the portfolio management of the Funds.

      14.  Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings referred to in investment restriction (3) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value.

      Commentary: The 10% limitation is not required to be included among the Funds’ fundamental investment restrictions. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds. Pledging restrictions are now addressed solely in connection with the fundamental restriction on borrowing, as described above.

Applicable to Merrill Lynch Ready Assets Trust and Merrill Lynch U.S.A. Government Reserves only

      15.  Enter into repurchase agreements or purchase and sale contracts if, as a result thereof, more than 10% of the Fund’s total assets (taken at market value at the time of each investment) would be subject to repurchase agreements and sale contracts maturing in more than seven days.

      Commentary: The limitation is not required to be included among the Funds’ fundamental investment restrictions (although money market funds may not presently invest more than 10% of their assets in illiquid securities). The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Funds.

  Applicable to Merrill Lynch Ready Assets Trust only

      16.  Make investments for the purpose of exercising control or management.

      Commentary: This limitation is not required to be included among the Fund’s fundamental investment restrictions. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Fund.

      17.  Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

      Commentary: The limitation is not required to be included among the Fund’s fundamental investment restrictions (although there are certain statutory limitations regarding such investments). The deletion of this investment restriction is not expected to have a material on the portfolio management of the Fund but would permit a master/feeder or fund of funds structure.

      18.  Invest in securities (except for repurchase agreements, purchase and sale contracts or variable amount master demand notes) with legal or contractual restrictions on resale or for which no readily available market exists, or in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

      Commentary: The limitation is not required to be included among the Fund’s fundamental investment restrictions. The deletion of this investment restriction would permit the Fund, under regulations currently applicable to money market funds, to invest up to 10% of its total assets (taken at market value) in illiquid securities. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Fund.

      19.  Enter into reverse repurchase agreements if, as a result thereof, the Fund’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

      Commentary: The limitation is not required to be included among the Fund’s fundamental investment restrictions. The deletion of this investment restriction is not expected to have a material effect on the portfolio management of the Fund.

      The Boards of the Money Funds recommend that shareholders of the Money Funds vote FOR approval of the changes to the investment restrictions of the Money Funds.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

      A quorum for purposes of each respective Meeting consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy.

      If, by the time scheduled for a Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the applicable Fund’s shareholders. No additional notice will be provided to you in the event that a Meeting is adjourned unless otherwise required by applicable law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

1)	“FOR” the election of the Fund’s Board Member nominees;

2)	“FOR” the ratification of the selection of independent auditors to serve for each Fund’s current fiscal year;

3)	“FOR” the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure; and

4)	“FOR” the above changes to the investment restrictions of the Money Funds;

      With respect to each Item to be voted on at the Meetings, assuming a quorum is present, approval of each Item will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below. For purposes of Item 1, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

	Item 1.	Item 2.	Item 3.

Approval of a Charter
Amendment to Permit the
		Ratification of Selection of	Reorganization of the Fund into
Fund	Election of Board Members	Independent Auditors	a Master/Feeder Structure

Merrill Lynch Balanced Capital Fund, Inc.	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes cast	Affirmative vote of a majority of the votes entitled to be cast
Merrill Lynch Ready Assets Trust	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of the votes entitled to be cast
Merrill Lynch U.S.A. Government Reserves	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of the votes entitled to be cast
Merrill Lynch U.S. Treasury Money Fund	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of a majority of the shares represented at the Meeting	Affirmative vote of two-thirds of the votes entitled to be cast

      Only the shareholders of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund are entitled to vote on Item 4. With respect to Item 4, assuming a quorum is present at the Meeting of the shareholders of the relevant Fund, approval of such Item by the relevant Fund will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the applicable Fund.

      In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the applicable Fund. The Funds have retained Shareholder Communications Corporation, 17 State Street, New York, NY, 10004, 1-888-610-6606, to aid in the solicitation of proxies, at a total cost to be borne by the Funds of approximately $35,000, plus out-of-pocket expenses of approximately $425,000.

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2), and the proposed charter amendment (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Item 4 (for the Money Funds only). Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received on Item 1, Item 2 and Item 3, except as limited by agreement or applicable law, it will vote uninstructed shares in the same proportion as the votes received from beneficial owners of shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 (for Balanced Capital, a Maryland corporation). Abstentions and broker non-votes will have the same effect as a vote against Item 3, (for Balanced Capital) and Items 1, 2, 3 and 4 (for the Money Funds, each a Massachusetts business trust).

Address of Investment Adviser

      The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report, if any, to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-637-3863.

      The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of Shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold an annual shareholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The charter or by-laws provide that a shareholders’ meeting may be called at the request of a majority of the Board Members or of 10% of the outstanding shares of Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund.

Shareholder Proposals

      A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Funds must be received by that Fund in a reasonable time before the Board’s solicitation relating to such meeting is to be made in order to be considered in that Fund’s proxy statement and form of proxy relating to the meeting. Any shareholder who desires to bring a proposal at any subsequent meeting of shareholders of the Funds without including such proposal in a proxy statement relating to the meeting must deliver notice of such proposal to the applicable Fund or Funds in a reasonable time before the Board of Directors’ solicitation relating to such meeting is to be made.

By Order of the Boards of Directors

Thomas D. Jones, III
Secretary of Merrill Lynch Balanced Capital Fund, Inc.

Phillip S. Gillespie
Secretary of Merrill Lynch Ready Assets Trust,
Merrill Lynch U.S.A. Government Reserves and
Merrill Lynch U.S. Treasury Money Fund

Dated: April 10, 2001

EXHIBIT A

INFORMATION ABOUT THE FUNDS

General Information Pertaining to the Funds

	Defined Term	Fiscal	State of
Fund	Used in this Exhibit A	Year End	Organization	Meeting Time

Merrill Lynch Balanced Capital Fund, Inc.	Balanced Capital	3/31	MD	9:00 a.m.

Merrill Lynch Ready Assets Trust	Ready Assets	12/31	MA	9:15 a.m.

Merrill Lynch U.S.A. Government Reserves	Government Reserves	8/31	MA	9:30 a.m.

Merrill Lynch U.S. Treasury Money Fund	Treasury	11/30	MA	9:45 a.m.

Shares
Fund	Outstanding as of the Record Date

Balanced Capital	191,974,522

Ready Assets	6,266,264,076

Government Reserves	305,788,005

Treasury	42,592,487

      As of the Record Date, no person is beneficial owner of more than five percent of the shares of any of the Funds except as set forth in the table below:

		Shares Beneficially Owned as
		of the Record Date
	Name and Address of
Name of Fund	Beneficial Owner	Number*	Percent of Total

Treasury	Merrill Lynch Trust Co. of Texas	2,486,220	5.84%
	Trustee FBO G.A. Mosites Company Attn: West Region P.O. Box 30532 New Brunswick, NJ 08989-0532

Treasury	Drewry Family	2,206,905	5.18%
	P.O. Box 708-A Lawton, OK 73502-0709

*  Rounded to the nearest whole share.

Information Pertaining to Board Member Nominees and Officers

      As of the Record Date, none of the Board Member nominees or officers held shares of the Funds except as set forth in the table below:

Nominee	Fund and Class	No. of Shares Held*

Terry K. Glenn	Balanced Capital, Class A	16,300

M. Colyer Crum	Balanced Capital, Class A	655

Laurie Simon Hodrick	Balanced Capital, Class A	69

Donald C. Burke	Balanced Capital, Class A	30

Kurt Schansinger	Balanced Capital, Class A	8,261

Walter W. Cuje	Balanced Capital, Class A	1,197

Phillip Gillespie	Ready Assets	34,792

*	Rounded to the nearest whole share.

	Year in Which Nominee of Each Fund Became a Member of the Board

Fund	Crum	Hodrick	Glenn	Swensrud**	Touchton	Weiss

Balanced Capital	1981	1999	1999	n/a	1981	1998

Ready Assets	1981	1999	1999	n/a	1977	1998

Government Reserves	1982	1999	1999	n/a	1982	1998

Treasury	1991	1999	1999	n/a	1991	1998

**  Mr. Swensrud has been nominated for election by shareholders as a Board Member of these Funds.

      Set forth in the table below is information regarding Board and committee meetings held, current annual and per meeting fees paid to each non-affiliated Board Member and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee

	Number of		Per	Number of		Per		Aggregate
	Meetings	Annual	Meeting	Meetings	Annual	Meeting	Audit	Fees and
Fund*	Held**	Fee ($)	Fee ($)***	Held	Fee ($)	Fee ($)**	Chairman	Expenses ($)

Balanced Capital	5	$3,500	$1,000	4	$2,500	$1,000	$1,000	$43,765

Ready Assets	8	$6,000	$1,000	4	$3,000	$1,000	$1,000	$153,010

Government Reserves	4	$3,000	$500	4	$2,000	$500	$1,000	$47,047

Treasury	5	$3,000	$500	4	$2,000	$500	$1,000	$79,291

*	As of October 30, 2000, Director compensation was adjusted to the amounts set forth above.

**	Includes meetings held via teleconferencing equipment.

***	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

      Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Compensation Paid by each Fund ($)*

Fund	Crum	Hodrick	Swensrud**	Touchton	Weiss

Balanced Capital	$9,000	$8,000	n/a	$8,000	$8,000

Ready Assets	$29,500	$27,000	n/a	$27,000	$27,000

Government Reserves	$9,500	$8,500	n/a	$8,500	$18,500

Treasury	$13,000	$11,500	n/a	$11,500	$11,500

*	No pension or retirement benefits are accrued as part of Fund expenses.

 **  Mr. Swensrud has been nominated for election by shareholders as a Board Member of these Funds.

      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by MLIM and its affiliate, FAM (“MLIM/ FAM Advised Funds”), including the Funds, to the non-affiliated Board Member nominees for the year ended December 31, 2000.

Aggregate Compensation
Paid to Board Member Nominees by
Name of Board Member Nominee	MLIM/FAM Advised Funds ($)(1)

M. Colyer Crum	$170,142

Laurie Simon Hodrick	$156,892

Stephen B. Swensrud	$289,483

J. Thomas Touchton	$168,350

Fred G. Weiss	$156,892

(1)	The Board Member nominees serve on the boards of MLIM/ FAM-advised funds as follows: Mr. Crum (26 registered investment companies consisting of 52 portfolios); Ms. Hodrick (26 registered investment companies consisting of 52 portfolios); Mr. Swensrud (39 registered investment companies consisting of 87 portfolios); Mr. Touchton (26 registered investment companies consisting of 52 portfolios) and Mr. Weiss (26 registered investment companies consisting of 52 portfolios).

Information Pertaining to Officers

		Principal Occupation
Name	Age	During Past Five Years

Terry K. Glenn	60	Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Director of Financial Data Services, Inc. since 1985; President of Princeton Administrators, L.P. since 1988.

Donald C. Burke	40	First Vice President of MLIM and FAM since 1999 and Treasurer thereof since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Donaldo S. Benito	54	Vice President of MLIM since 1985.

Kurt Schansinger	40	First Vice President of MLIM since 1997; Vice President of MLIM from 1996 to 1997; prior thereto, Senior Vice President of Oppenheimer Capital L.P.

Walter Cuje	42	Director (Equity Fund Management) of MLIM since 1997; Vice President of MLIM from 1991 to 1997.

P. Michael Walsh	33	Vice President of MLIM and FAM since 1991.

Kevin J. McKenna	44	First Vice President of MLIM since 1997; Vice President of MLIM from 1985 to 1997.

Phillip S. Gillespie	37	Director (Legal Advisory) of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM and FAM from 1998 to 1999; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

Thomas D. Jones, III	34	Director (Legal Advisory) of MLIM since 2000; Vice President of MLIM from 1998 to 2000; Attorney with MLIM and FAM since 1992.

      Set forth in the table below are the names of the officers of each of the Funds, and the years in which they were first elected as officers.

		Balanced	Ready	Government
Name	Office	Capital	Assets	Reserves	Treasury

Terry K. Glenn*	President	1999	1999	1999	1999
	Executive Vice President	1983	1987	1987	1991

Donald C. Burke	Vice President and	1993	1993	1993	1993
	Treasurer	1999	1999	1999	1999

Donaldo S. Benito	Vice President and	—	1998	—	2000
	Portfolio Manager

Kurt Schansinger	First Vice President	1996	—	—	—

Walter Cuje	Vice President	1996	—	—	—

P. Michael Walsh	Vice President and	—	—	—	2001
	Portfolio Manager

Kevin J. McKenna	Senior Vice President	—	1997	1997	1997

Phillip S. Gillespie	Secretary	—	2000	2000	2000

Thomas D. Jones, III	Secretary	1997	—	—	—

*	Mr. Glenn was elected President of all the Funds in 1999. Prior to 1999 he served as Executive Vice President of each Fund.

EXHIBIT B

BALANCED CAPITAL
A MARYLAND CORPORATION

MERRILL LYNCH

BALANCED CAPITAL FUND, INC.
ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION

      MERRILL LYNCH BALANCED CAPITAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The charter of the Corporation is hereby amended by deleting Article III, Section (2) in its entirety and inserting the following in lieu thereof:

“(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another entity known in the investment company industry as a master fund in a master/feeder structure, which entity holds securities and other assets for investment purposes (the “Master Fund”).”

      SECOND: The charter of the Corporation is hereby further amended by adding the following provision as Article III, Section (5), and renumbering Article III, Section (5) thereof as Article III, Section (6):

“(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation.”

      THIRD: The charter of the Corporation is hereby further amended by deleting Article V, Section (5) in its entirety and inserting the following in lieu thereof:

“(5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article III, Sections (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder’s name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended.”

      FOURTH: The charter of the Corporation is hereby further amended by adding the following provision as Article VI, Section (6):

“(6) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended.”

      FIFTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

      SIXTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

      SEVENTH: Except as amended hereby, the Corporation’s charter shall remain in full force and effect.

      IN WITNESS WHEREOF, MERRILL LYNCH BALANCED CAPITAL FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on                , 2001.

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

By:

Attest:

      THE UNDERSIGNED, Vice President of MERRILL LYNCH BALANCED CAPITAL FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

_________________________________________

MONEY FUNDS
MASSACHUSETTS BUSINESS TRUSTS

[NAME OF FUND]

CERTIFICATION OF AMENDMENT
TO DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the Trustees of [name of Fund] (the “Trust”), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust dated the day of           ,           , as amended (the “Declaration”), do hereby certify that the Trustees of the Trust have duly adopted the following amendment to the Declaration, as approved by the holders of at least two-thirds of the outstanding shares of the Trust entitled to vote:

VOTED:	That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

3.2 Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

(a) conduct, operate and carry on the business of an investment company;

(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws, and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

(c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment this   day of           , 2001.

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

[Name]	[Name]

      The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “[name of Fund]” refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

EXHIBIT C

MERRILL LYNCH READY ASSETS TRUST

Proposed Investment Restrictions
Current Fundamental Investment Restrictions		The Trust May Not:
The Trust May Not:

1.	purchase any securities other than (i) money market securities and (ii) other securities described under “Investment Objective and Policies”;	Delete

2.	invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or bank money instruments);	Fundamental Investment Restriction: Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

3.	(i) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government or U.S. Government agency securities) of any one issuer (including repurchase agreements and purchase and sale contracts with any one bank) except that up to 25% of the value of the Trust’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation, or (ii) purchase more than 10% of the outstanding securities of an issuer except that this restriction shall not apply to U.S. Government or U.S. Government agency securities, bank money instruments, repurchase agreements and purchase and sale contracts;	Fundamental Investment Restriction: Make any investment inconsistent with the Trust’s classification as a diversified company under the Investment Company Act.

4.	enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Trust’s net assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days;	Delete

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Trust May Not:

The Trust May Not:

5.	borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements with respect to which see (16) below) (usually only “leveraged”; investment companies may borrow in excess of 5% of their assets; however, the Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities; interest paid on such borrowings will reduce net income). The Trust will not purchase securities while borrowings described in investment restriction (5) are outstanding except to honor prior commitments;	Fundamental Investment Restriction: Borrow money, except that (i) the Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Trust may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Trust may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Trust may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

6.	make investments for the purpose of exercising control or management;	Delete

7.	purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;	Delete

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Trust May Not:

The Trust May Not:

8.	purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;	Fundamental Investment Restriction: Purchase or sell real estate, except that, to the extent permitted by applicable law, the Trust may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Fundamental Investment Restriction: Purchase or sell commodities or contracts on commodities, except to the extent that the Trust may do so in accordance with applicable law and the Trust’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

9.	purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10.	make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;	Non-Fundamental Investment Restriction: Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction: Write, purchase or sell puts, calls or combinations thereof.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Trust May Not:

The Trust May Not:

11.	make loans to other persons, provided that the Trust may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (12) below;	Fundamental Investment Restriction: Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Trust may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

12.	lend its portfolio securities in excess of 20% of its total assets, taken at market value, provided that such loans are made according to the guidelines of the Securities and Exchange Commission and the Trust’s Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned;	Non-Fundamental Investment Restriction: Subject to investment restriction ( ) above, the Trust may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Trust. Such loans will be terminable at any time. The Trust will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Trust may pay reasonable fees in connection with the arranging of such loans.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Trust May Not:

The Trust May Not:

13.	mortgage, pledge, hypothecate or in any manner transfer (except as provided in (12 above), as security for indebtedness any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in (5) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Trust’s total assets, taken at market value (although the Trust has the authority to mortgage, pledge or hypothecate up to 25% of total assets under this investment restriction (13), as a matter of operating policy, it will not mortgage, pledge or hypothecate in excess of 10% of net assets in order to comply with the requirements of certain state securities commissions);	Delete

14.	invest in securities (except for repurchase agreements, purchase and sale contracts or variable amount master demand notes) with legal or contractual restrictions on resale or for which no readily available market exists or in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities;	Delete

15.	act as an underwriter of securities issued by other persons;	Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Trust May Not:

The Trust May Not:

16.	enter into reverse repurchase agreements if, as a result thereof, the Trust’s obligations with respect to reverse repurchase agreements would exceed one-third of the Trust’s net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements); and	Delete

17.	issue senior securities to the extent such issuance would violate applicable law.	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

EXHIBIT D

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

1.	purchase any securities other than short-term marketable securities which are direct obligations of the U.S. Government, and repurchase agreements and purchase and sale contracts pertaining to such securities as defined under “Investment Objective and Policies”;	Delete

2.	enter into repurchase agreements and purchase and sale contracts referred to in (1) with any one bank or primary dealer, if, immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements and purchase and sale contracts with such bank or primary dealer, except that, with respect to 25% of the Fund’s total assets, the Fund may invest up to 10% of its total assets in repurchase agreements and purchase and sale contracts with any one bank;	Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

3.	enter into repurchase agreements or purchase and sale contracts if, as a result thereof, more than 10% of its total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days;	Delete

4.	act as an underwriter of securities issued by other persons;	Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

5.	purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

6.	make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;	Non-Fundamental Investment Restriction: Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction: Write, purchase or sell puts, calls or combinations thereof.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

7.	make loans to other persons, provided that the Fund may purchase U.S. Government securities and enter into repurchase agreements and purchase and sale contracts referred to in investment restriction (1) in this Statement of Additional Information;	Fundamental Investment Restriction: Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Non-Fundamental Investment Restriction: Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

8.	borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes [Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce net income];	Fundamental Investment Restriction: Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

9.	mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value;	Delete

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

10.	purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein);	Fundamental Investment Restriction: Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

11.	purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act;	Fundamental Investment Restriction: Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

12.	issue senior securities to the extent such issuance would violate applicable law; and	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

13.	invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or bank money instruments).	Fundamental Investment Restriction: Invest more than 25% of its total assets taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

EXHIBIT E

MERRILL LYNCH U.S. TREASURY MONEY FUND

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

1.	Purchase any securities other than direct obligations of the U.S. Treasury that have maturities of more than 762 days (25 months);	Delete

2.	act as an underwriter of securities issued by other persons;	Fundamental Investment Restriction: Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

3.	purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;	Non-Fundamental Investment Restriction: Purchase any securities on margin, except for the use of short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4.	make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;	Non-Fundamental Investment Restriction: Make short sales of securities or maintain a short position.

Non-Fundamental Investment Restriction: Write, purchase or sell puts, calls or combinations thereof.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

5.	make loans to other persons, provided that the Fund may purchase short-term marketable securities that are direct obligations of the U.S. Treasury;	Fundamental Investment Restriction: Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.
Non-Fundamental Investment Restriction: Subject to investment restriction ( ), the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Fund may pay reasonable fees in connection with the arranging of such loans.

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

6.	borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes [Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income);	Fundamental Investment Restriction: Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

7.	mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s net assets, taken at market value;	Delete

Proposed Investment Restrictions
Current Fundamental Investment Restrictions
The Fund May Not:

The Fund May Not:

8.	purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein);	Fundamental Investment Restriction: Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

9.	purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act;	Fundamental Investment Restriction: Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

10.	issue senior securities to the extent such issuance would violate applicable law; and	Fundamental Investment Restriction: Issue senior securities to the extent such issuance would violate applicable law.

11.	invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Treasury securities).	Fundamental Investment Restriction: Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks).

Fundamental Investment Restriction: Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

MERRILL LYNCH BALANCED CAPITAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2 and 3.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

MERRILL LYNCH INVESTMENT MANAGERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com.

Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To elect a Board of Directors of the Fund until their successors have been duly elected and qualified or until their earlier resignation or removal:

Vote On Directors

1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	To consider and act upon a proposal to ratify the selection of independent auditors of the Fund for its current fiscal year	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board of Directors to convert the Fund to a master/feeder structure	[ ]	[ ]	[ ]

To transact such other business as may properly come before the Meeting or any adjournment thereof

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERRILL LYNCH READY ASSETS TRUST

P.O. Box 9011

Princeton, N.J. 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of Merrill Lynch Ready Assets Trust (the "Fund") held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

MERRILL LYNCH INVESTMENT MANAGERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com.

Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To elect a Board of Trustees until their successors have been duly elected and qualified or until their earlier resignation or removal:

Vote On Trustees

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain

2.	To consider and act upon a proposal to ratify the selection of independent auditors of the Fund for its current fiscal year	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board of Trustees to convert the Fund to a master/feeder structure	[ ]	[ ]	[ ]

		FOR ALL	AGAINST ALL	ABSTAIN ALL	FOR ALL EXCEPT AS MARKED BELOW

4.	To consider and act upon a proposal to change the Fund's investment restrictions regarding:	[ ]	[ ]	[ ]	[ ]

1. 2. 3. 4. 5. 6. 7. 8. 9. 10.	Real Estate Underwriting Securities Borrowing Commodities Lending Diversification Industry Concentration Senior Securities Short Sales Margin	11. 12. 13. 14. 15. 16. 17. 18. 19.	Puts and Calls
Securities Lending
Securities other than described in Prospectus under "Investment Objective and Policies"
Transfer of Assets as Security for Indebtedness
Repurchase Agreements
Exercising Management or Control
Securities of Other Investment Companies
Illiquid or Restricted Securities
Reverse Repurchase Agreements

To withhold authority to vote, mark "For All Except as Marked Below" and circle the relevant investment restriction(s).

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

P.O. Box 9011

Princeton, N.J. 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of Merrill Lynch U.S.A. Government Reserves held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

MERRILL LYNCH INVESTMENT MANAGERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com.

Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To elect a Board of Trustees until their successors have been duly elected and qualified or until their earlier resignation or removal:

Vote On Trustees

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain

2.	To consider and act upon a proposal to ratify the selection of independent auditors of the Fund for its current fiscal year	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board of Trustees to convert the Fund to a master/feeder structure	[ ]	[ ]	[ ]

		FOR ALL	AGAINST ALL	ABSTAIN ALL	FOR ALL EXCEPT AS MARKED BELOW
4.	To consider and act upon a proposal to change the Fund's investment restrictions regarding:	[ ]	[ ]	[ ]	[ ]

1. 2. 3. 4. 5. 6. 7. 8. 9.	Real Estate Underwriting Securities Borrowing Commodities Lending Diversification Industry Concentration Senior Securities Short Sales	10. 11. 12. 13. 14. 15.	Margin
Puts and Calls
Securities Lending
Securities other than those described in Prospectus under "Investment Objective and Policies''
Transfer of Assets as Security for Indebtedness
Repurchase Agreements

To withhold authority to vote, mark "For All Except as Marked Below" and circle the relevant investment restriction(s).

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERRILL LYNCH U.S. TREASURY MONEY FUND

P.O. Box 9011

Princeton, N.J. 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of Merrill Lynch U.S. Treasury Money Fund held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

MERRILL LYNCH INVESTMENT MANAGERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to Website www.proxyvote.com.

Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNGC	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To elect a Board of Trustees until their successors have been duly elected and qualified or until their earlier resignation or removal:

Vote On Trustees

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	To consider and act upon a proposal to ratify the selection of independent auditors of the Fund for its current fiscal year	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board of Trustees to convert the Fund to a master/feeder structure	[ ]	[ ]	[ ]

		FOR ALL	AGAINST ALL	ABSTAIN ALL	FOR ALL EXCEPT AS MARKED BELOW
4.	To consider and act upon a proposal to change the Fund's investment restrictions regarding:	[ ]	[ ]	[ ]	[ ]

1. 2. 3. 4. 5. 6. 7. 8. 9.	Real Estate Underwriting Securities Borrowing Commodities Lending Diversification Industry Concentration Senior Securities Short Sales	10. 11. 12. 13. 14.	Margin Puts and Calls Securities Lending Securities other than those described in Prospectus under "Investment Objective and Policies" Transfer of Assets as Security for Indebtedness

To withhold authority to vote, mark "For All Except as Marked Below" and circle the relevant investment restriction(s).

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date